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                                                                     Exhibit  21

                        SUBSIDIARIES OF THE REGISTRANT

NAME OF ENTITY
(AND OTHER NAMES, IF ANY,
UNDER WHICH SUCH                                                 JURISDICTION
ENTITY DOES BUSINESS)                                            OF ORGANIZATION
--------------------                                             ---------------
BelmontCorp                                                      Maryland
Capital Division Incorporated                                    Maryland
Real Estate Protection Mutual Limited                            Bermuda
SC Group Incorporated                                            Texas
SC Realty Incorporated                                           Nevada
SC Realty Shares Limited                                         Bermuda
Security Capital BVI Holdings Incorporated                       Maryland
Security Capital Financial Services Group Incorporated           Delaware
Security Capital Global Capital Management Group Incorporated    Delaware
Security Capital Investment Research Incorporated                Delaware
Security Capital Markets Group Incorporated                      Delaware
Security Capital Real Estate Mutual Funds Incorporated           Maryland
Security Capital Real Estate Research Group Incorporated         Maryland
Ameriton Properties LLC                                          Delaware
Frigoscandia Holdings, LLC                                       Delaware
Kingspark Holdings, LLC                                          Delaware
Security Capital (EU) Management Holdings S.A.                   Luxembourg
Security Capital Markets Group Limited                           United Kingdom
Security Capital Global Capital Management Group (Europe) S.A.   Belgium
Security Capital (UK) Management Limited                         United Kingdom
Security Capital U.S. Realty Management S.A                      Luxembourg
Security Capital European Services S.A.                          Luxembourg

Archstone Communities Trust                                      Maryland

Homestead Village Incorporated                                   Maryland

ProLogis Trust                                                   Maryland
ProLogis International Incorporated                              Delaware
Prologis b.v.                                                    Netherlands
Frigoscandia S.A.                                                Luxembourg
ProLogis Logistics Services Incorporated                         Delaware
Garonor Holdings S.A.                                            Luxembourg
Kingspark Holding S.A.                                           1929 Holding Company
CS Integrated LLC (refrigerated warehousing)                     Delaware

Security Capital Preferred Growth Incorporated                   Maryland

Security Capital U.S. Realty                                     Luxembourg
Security Capital Holdings S.A.                                   Luxembourg
CarrAmerica Realty Corporation                                   Maryland
City Center Retail Trust                                         Maryland
CWS Communities Trust                                            Maryland
Urban Growth Property Trust                                      Maryland
Storage USA, Inc.                                                Tennessee
Regency Realty Corporation                                       Florida

Security Capital European Realty                                 Luxembourg
Access Self Storage S.A.                                         Luxembourg
Akeler S.A.                                                      Luxembourg
Bernheim-Comofi S.A.                                             Luxembourg
Interparking S.A.                                                Luxembourg
City & West End Properties S.A.                                  Luxembourg
London and Henley S.A.                                           Luxembourg
Millers Storage S.A.                                             Luxembourg
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